Exhibit 10.9

Confidential treatment has been requested for portions of this Exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as ***. A complete version of this Exhibit has been filed separately with the Securities and Exchange Commission.

EXECUTION COPY

Amendment No.

To amended and Restated Collaborative

Research, Development and Marketing Agreement

Between Mitotix, Inc. and

Bristol-Myers Squibb Pharma Company

This Amendment No. 4, effective December 28, 2000 (the “Effective Date”) is an amendment to the Collaborative Research, Development and Marketing Agreement dated as of December 6, 1995, as amended and restated as of June 2, 1997, and as amended by Amendment No. 1 effective April 3, 2000, and as amended by Amendment No. 2 effective July 30, 2000, and as amended by Amendment No. 3 effective October 1, 2000 (collectively the “Agreement”) between GPC Biotech Inc. (formerly Mitotix, Inc.), a Delaware corporation having its principal place of business at 610 Lincoln Street, Waltham, Massachusetts, 02451 (“GPC”) and Bristol-Myers Squibb Pharma Company (successor to and formerly known as DuPont Pharmaceuticals Company), a Delaware general partnership having its principal place of business at 974 Centre Road, Wilmington, Delaware 19805 (“DPC”).

WHEREAS, GPC and DPC desire to amend the Agreement to define GPC’s rights and DPC’s obligations with regard to intellectual property, e.g. prosecution, maintenance, publication and infringement, covering Mitotix CDK Compounds selected by GPC, as set forth in the letter dated December 28, 2000 from Thomas Needham to Blair Ferguson attached hereto as Exhibit A;

NOW, THEREFORE, in consideration of the mutual covenants set forth in this Amendment No. 4, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1.	In Section 4.2 of Amendment No. 1 to the Agreement, after the first sentence, the following language is agreed to for insertion:

“Filing. Prosecution and Maintenance of the CDK Compound Patent Rights. DPC shall inform GPC of any intellectual property rights of DPC related to Mitotix CDK Compounds. Subject to the provisions set forth below, DPC shall have responsibility for and control over the filing, prosecution, maintenance and enforcement of the DPC patent rights covering the Mitotix Compounds (the “CDK Compound Patent Rights”) using DPC’s in-house counsel or, in the event that DPC elects to use outside counsel, using outside counsel reasonably acceptable to GPC. DPC shall keep GPC informed of the course of the patent filing, prosecution and maintenance of the CDK Compound Patent Rights and shall provide to GPC all filings and correspondence with and to the various patent authorities. GPC shall have the right to review and comment on all substantive filings and correspondence with patent authorities regarding the DPC CDK Compound Patent Rights prior to such filings being made or correspondence being sent and DPC shall incorporate all reasonable suggestions of GPC as they relate to Mitotix CDK Compounds.

In the event that DPC determines that it will not seek or continue to file, prosecute or maintain any CDK Compound Patent Rights, or if DPC otherwise desires GPC to continue to file, prosecute or maintain any CDK Compound Patent Rights, then DPC will notify GPC in writing and GPC will have the right to take over responsibility for the filing, prosecution or maintenance of such CDK Compound Patent Rights (such CDK Compound Patent Rights being referred to as “Transferred CDK Compound Patent Rights”), at GPC’s own cost and expense. DPC shall reasonably cooperate with GPC in the filing, prosecution and maintenance of such Transferred CDK Compound Patent Rights. Subject to the provisions set forth below, GPC shall have sole responsibility for and control over the filing, prosecution, maintenance and enforcement of the Transferred CDK Compound Patent Rights and releases DPC from any liability resulting from said prosecution, maintenance and enforcement by GPC.

GPC shall keep DPC informed of the course of the patent filing, prosecution and maintenance of the Transferred CDK Compound Patent Rights and shall provide to DPC all substantive filings and correspondence, with and to, the various patent authorities in such cases prior to such filings being made or correspondence being sent. DPC will reasonably cooperate with GPC in the filing, prosecution and maintenance of such Transferred CDK Compound Patent Rights. In the event that GPC determines that it will not seek or continue to file, prosecute or maintain any Transferred CDK Compound Patent Rights, then GPC will notify DPC in writing and DPC will have the right to undertake such filing, prosecution or maintenance, at DPC’s own cost and expense.

As of the Effective Date of this Amendment, Transferred CDK Compound Patent Rights shall include the patent applications listed in Schedule 2 hereof and any division, continuation, continuation-in-part (solely to the extent that the claims of such continuation-in-part are directed to subject matter specifically described in an application listed in Schedule 2) thereof, any foreign patent applications corresponding to any such applications, any United States or foreign patents or the equivalent thereof issuing thereon or any reissue or extension therefor. With regard to any other CDK Compound Patent Rights that relate primarily to Mitotix CDK Compounds, the parties will discuss in good faith the possibility of such CDK Compound Patent Rights being designated as and treated as Transferred CDK Compound Patent Rights.

Patent Term Extension. DPC shall cooperate with GPC in obtaining patent term restoration or supplemental protection certificates or their equivalents in any country with respect to the CDK Compound Patent Rights. In the event that elections with respect to obtaining such patent term restoration, supplemental protection certificates or their equivalents are to be made with regard to such CDK Compound Patent Rights, GPC shall have the right to make the election and DPC agrees to abide by such election. In the event that GPC does not elect to extend any CDK Compound Patent Right and such patent right is eligible for such patent term extension under the applicable laws, then such CDK Compound Patent Right shall be treated as if it were extended for the applicable period of extension, for purposes of determining the royalties payable pursuant to this Agreement.

Enforcement of the CDK Compound Patent Rights. With respect to infringement of the CDK Compound Patent Rights with respect to any Mitotix CDK Compound (i.e., in the case of the unauthorized manufacture, use, sale, offer for sale or importation of Mitotix CDK Compound by a third party), the parties agree as follows.

(a) Each party shall immediately give notice to the other party of any potential infringement by a third party of any CDK Compound Patent Rights with respect to any Mitotix CDK Compound of which it becomes aware or if any certification of which it becomes aware is filed under the United States “Drug Price Competition and Patent Term Restoration Act of 1984” or amendment thereof claiming that any CDK Compound Patent Rights covering any Mitotix CDK Compound are invalid or unenforceable or that infringement will not arise from the manufacture, use or sale of Mitotix CDK Compound by a third party.

(b) With respect to enforcement of any patent claim recited in the Transferred CDK Compound Patent Rights, the parties agree as follows. GPC as the exclusive licensee with respect to the Mitotix CDK Compound in any country, will have the right to settle with the infringer or to bring suit or other proceeding at its expense against the infringer in its own name or in the name of DPC where necessary, after consultation with DPC. DPC shall be kept advised at all times of such suit or proceedings brought by GPC. DPC agrees to cooperate with GPC in its efforts to protect the Transferred CDK Compound Patent Rights, including joining as a party where necessary, provided that GPC shall retain control of the prosecution of such suit or proceedings in such event.

If GPC does not settle with the infringer or bring suit or other proceeding against the infringer within one hundred twenty (120) days of receipt of notice of such infringement, DPC may in its discretion, bring suit or other proceeding at its expense against the infringer, provided however, that DPC shall first consult with GPC as to whether such act(s) by a third party reasonably constitute infringement and whether it is commercially advisable to bring such suit or proceeding, as reasonably determined by GPC and DPC jointly. GPC shall be kept advised at all times of such suit or proceedings brought by DPC. GPC agrees to cooperate with DPC in its efforts to protect the Transferred CDK Compound Patent Rights, including joining as a party where necessary, provided that DPC shall retain control of the prosecution of such suit or proceedings in such event.

(c) With respect to enforcement of any patent claim recited in the CDK Compound Patent Rights which is not a patent claim recited in the Transferred CDK Compound Patent Rights, the parties agree as follows. DPC will have the right to settle with the infringer or to bring suit or other proceeding at its expense against the infringer in its own name or in the name of GPC where necessary, after consultation with GPC. GPC shall be kept advised at all times of such suit or proceedings brought by DPC. GPC agrees to cooperate with DPC in its efforts to protect the CDK Compound Patent Rights, including joining as a party where necessary, provided that DPC shall retain control of the prosecution of such suit or proceedings in such event.

If DPC does not settle with the infringer or bring suit or other proceeding against the infringer within one hundred twenty (120) days of receipt of notice of such infringement, GPC may in its discretion, bring suit or other proceeding at its expense against the infringer, provided however, that GPC shall first consult with DPC as to whether such act(s) by a third party reasonably constitute infringement and whether it is commercially advisable to bring such suit or proceeding, as reasonably determined by DPC and GPC jointly. DPC shall be kept advised at all times of such suit or proceedings brought by GPC. DPC agrees to cooperate with GPC in its efforts to protect the CDK Compound Patent Rights, including joining as a party where necessary, provided that GPC shall retain control of the prosecution of such suit or proceedings in such event.

(d) Each party will bear its own expenses with respect to any suit or other proceeding against an infringer. Any recovery in connection with such suit or proceeding will first be applied to reimburse each party for its out-of-pocket expenses, including attorney’s fees. In the event that GPC controls the suit or proceeding against such infringer, the balance of any recovery shall be distributed as follows: (i) as to ordinary damages, GPC shall receive an amount equal to its *** (whichever measure of damages the court shall have applied), ***. In the event that DPC controls the suit or proceeding against such infringer, the balance of any recovery shall be awarded to DPC.”

2.	The CDK Compound Patent Rights as of the signature date of this Amendment are listed in Schedule 1 attached hereto and upon request from GPC, DPC shall provide updates to Schedule 1.

3.	Add the following, as the last paragraph in Section 4.2 of Amendment No. 1 to the Agreement:

“The following restrictions shall apply with respect to non-confidential disclosure by DPC or GPC, to a third party of nonpublic information related to the Mitotix CDK Compounds and/or DPC CDK Compounds: (i) Prior to DPC or GPC disclosing such information to a third party, the disclosing party shall provide the non-disclosing party with an advance copy of the proposed publication or disclosure at least thirty (30) days prior to such proposed publication or disclosure. The non-disclosing party shall have the right to review the proposed publication or disclosure and the opportunity during such period to

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

recommend any changes it reasonably believes are necessary to preserve its proprietary rights relating to CDK Compounds and the disclosing party shall incorporate such recommended changes. If the disclosing party informs the non-disclosing party within such initial thirty (30) day period that the proposed publication or disclosure of the information would likely have a material adverse affect on the non-disclosing party with respect to the commercial value of such information, then the disclosing party shall delay such publication or other disclosure as requested by the non-disclosing party.”

In all other respects, the Agreement shall remain in full force and effect, unless further amended by written agreement by the parties.

IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment No. 4, effective the date and year first written above.

GPC Biotech Inc.		Bristol Myers Squibb Pharma Company

By:	/s/ Muzammil Mansuri	By:	/s/ Blair Ferguson
	Muzammil M. Mansuri, Ph.D.		Blair Q. Ferguson, Ph. D., J.D.

Title:	Executive VP, COO	Title:	Vice President & Chief IP Counsel

Date:	10/15/01	Date:	10/15/01

Amendment #4	617 225 0001)
GPC Biotech - BMS Pharma	617 225 0005 fax
Exhibit A	www.gpc-biotech.com

GPCbiotech

GPC Biotech Inc.
One Kendall Square
Building 600
Cambridge MA 02139
USA

[LOGO]

VIA FACSIMILE AND EXPRESS MAIL

December 28, 2000

Blair O. Ferguson, Ph.D., J.D.

Assistant General Counsel

The DuPont Pharmaceutical Company

Chestnut Run Plaza

974 Centre Road

Wilimington, DE 19800

Dear Blair:

Pursuant to section 4 of Amendment No. 1, effective April 3, 2000 to the Collaborative Research, Development and Marketing Agreement dated as of December 6, 1995 as amended and restated as of June 2, 1997, and as amended by Amendment No. 2 effective July 30, 2000 and Amendment No. 3 effective October 1, 2000 (collectively the “Agreement”) between GPC Biotech, Inc. (formerly Mitotix, Inc.) and DuPont Pharmaceuticals Company, GPC Biotech has selected twelve compounds (each a “Mitotix CDK Compound” as defined in the Agreement) from the set of CDK inhibitor compounds provided by DuPont.

The list of Mitotix CDK Compounds selected by GPC Biotech is below:

***         ***

***         ***

***         ***

***         ***

***         ***

***         ***

GPC Biotech shall have the exclusive rights granted to it by DuPont under section 4 of Amendment No. 1, as amended, to independently develop the Mitotix CDK Compounds, subject to the terms and conditions of the Amendment.

At this time we also request that DuPont confirm in writing that GPC Biotech has been supplied with all scientific information and associated technical data related to the specified Mitotix CDK Compounds (including, but not limited to all biological data, chemical structures, in vivo, PK, or other data for each Mitotix CDK Compound). Additionally we request that an updated list and status of all DuPont patent applications and patent filings related to the CDK inhibitor class of compounds be sent to the attention of Stacey Channing, Patent Counsel, GPC Biotech, Inc.

***	Certain information on this page has been omitted and filed separately with the Securities and Exchange Commission. Confidential treatment has been requested with respect to the omitted portions.

Amendment #4

GPC Biotech - BMS Pharma

Exhibit A

We look forward to receipt from DuPont confirming GPC Biotech’s selection of the Mitotix CDK Compounds and the above requested information very soon.

Best Regards,

Tom Needham

Vice President, Business Development

CC:	David Block, DuPont Pharmaceuticals Company
Paul Friedman, DuPont Pharmaceuticals Company
Alan Oliff, DuPont Pharmaceuticals Company
Muz Mansuri, GPC Biotech, Inc.
Bernd Seizinger, GPC Biotech, AG

Schedule 1

DPC Docket Number	Serial No.	Title of Application	Inventors	Filing Date	Priority Date
DM-6976-P1	60/103,957	6-Substituted pyrazolo(3, 4-d) pyrimidin-4-ones Useful as Cyclin Dependent Kinase Inhibitors	Jay Markwalder, Steven Seitz, Susan Sherk	10/12/99	10/12/99

DM-6976-US

DM-6976 AT

DM-6976 BE

DM-6976 CA

DM-6976 CH

DM-6976 CY

DM-6976 DE

DM-6976 DK

DM-6976 EP

DM-6976 ES

DM-6976 FI

DM-6976 FR

DM-6976 GB

DM-6976 GR

DM-6976 IE

DM-6976 IT

DM-6976 JP

DM-6976 LT

DM-6976 LU

DM-6976 LV

DM-6976 MC

DM-6976 NL

DM-6976 PT

DM-6976 RO

DM-6976 SE

DM-6976 SI

DM-6976 RO

DM-6976 SE

DM-6976 SI

DM-6976 WO

09/416,584
99951875.6
99951875.6
2345809
99951875.6
99951875.6
99951875.6
9951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
575835/00
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
99951875.6
US99/23512	Same as above	Same as above	10/12/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
10/13/99
4/20/00	10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99
10/12/99

DM-6976-A-US	09/794,825	Same as above	Same as above	2/27/01	10/12/99

DM-6957-P1	60/082,476	Indeno(1, 2-c)pyrazol-4-ones Useful as Anti-Cancer and Antiproliferative Agents	David Nugiel, David Carini, Susan DiMeo, Eddy Yue	4/21/98	4/21/98

DM-6957-US DM-6957 AT DM-6957 AU DM-6957 BE DM-6957 BR	09/295,078 99918695 36548/99 99918695 P19909597.1	Same as above	Same as above	5/2/00 4/20/99 4/20/99 4/20/99 4/20/99	4/21/98 4/21/98 4/21/98 4/21/98 4/21/98

DM-6957 CA DM-6957 CH DM-6957 CN DM-6957 DE DM-6957 DK DM-6957 EA DM-6957 EP DM-6957 ES DM-6957 FL DM-6957 FR DM-6957 GB DM-6957 GR DM-6957 IE DM-6957 IL DM-6957 IN DM-6957 IT DM-6957 JP	2322204 99918695 99805241.8 99918695 99918695 200001085 99918695 99918695 99918695 99918695 99918695 99918695 99918695 138079 0406/MUM/00 99918695 544647/00			4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99	4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98

Schedule 1
DPC Docket Number	Serial No.	Title of Application	Inventors	Filing Date	Priority Date
DM-6957 KR DM-6957 LT DM-6957 LU DM-6957 LV DM-6957 MX DM-6957 NL DM-6957 NZ DM-6957 PL DM-6957 PT DM-6957 RO DM-6957 SE DM-6957 SG DM-6957 SI DM-6957 ZA	2000-7011742 99918695 99918695 99918695 10299 99918695 507567 99/08616 99918695 99918695 99918695 2000004925.4 99918695 00/4445	Same as above	Same as above	4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99 4/20/99	4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98 4/21/98

DM-6957-A-US	09/639,618	Same as above	Same as above	8/15/00	4/21/98

DM-6957-B-US	09/731,304	Same as above	Same as above	12/6/00	4/21/98

PH-7137-P1	60/160,713	Acylsemicarbazides As Cyclin Dependent Kinase Inhibitors Useful As Anti-Cancer and Antiproliferative Agents	David Nugiel, David Carini, Susan DiMeo, Anup Vidwans, Eddy Yue	10/20/99	10/20/99

PH-7137 US	09/420,731			10/20/99	10/20/99

PH-7137-A-US	09/692,023	Same as above	Same as above	10/19/00	10/20/99

PH-7137-B-US	09/906,963	Same as above	Same as above	7/16/01	10/20/99

PH-7137 WO	00/28952			10/20/00	10/20/99

PH7363-P1	To Be Assigned	Semi-Carbazides and Their Uses	David Carini	7/6/01	7/6/01

PH7364-P1	To Be Assigned	6-Substituted Pyrazolo (3, 4-d) Pyrimidin-4-ones. Useful in Cyclin Dependent Kinase Inhibitors	David Nugiel, David Carini, Susan DiMeo, Anup Vidwans, Eddy Yue	7/10/01	7/10/01

Schedule 2

DPC Docket Number	Serial No.	Title of Application	Inventors	Filing Date	Priority Date
PH7364-P1 GPC-1106	To Be Assigned	6-Substituted Pyrazolo (3, 4-d) Pyrimidin-4-ones Useful as Cyclin Dependent Kinase Inhibitors (2 rings)	David Nugiel, David Carini, Susan DiMeo, Anup Vidwans, Eddy Yue	7/10/01	7/10/01

PH7363-P1 GPC-1105	To Be Assigned	Semi-Carbazides and Their Uses (3 rings)	David Carini	7/6/01	7/6/01